Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MAY, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.9459%



        Excess Protection Level
          3 Month Average  4.79%
          May, 1997  4.44%
          April, 1997  4.07%
          March, 1997  5.88%


        Cash Yield                                  17.28%


        Investor Charge Offs                        4.53%


        Base Rate                                   8.31%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $ 27,132,480,390.99


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,186,442,872.50